Exhibit 99.4

[UIC Letterhead]

November 20, 2007

To:                              Holders of 3.75% Convertible Senior Notes due 2024

CUSIP Nos. 910671AA4 and 910671AB2

U.S. Bank National Association (the “Trustee”)

60 Livingston Avenue

St. Paul Minnesota 55107-2292

Attention: Corporate Trust Services

Internal Mail EP-MN-WS3C

(United Industrial Corporation - 3.75% Convertible Senior Notes due 2024)

Re:	Amended and Restated Notice of Adjustment to Conversion Rate, Conversion Rights, Repurchase Event and Cash Election (the “Notice”)

Ladies and Gentlemen:

Reference is hereby made to the Notice of Adjustment to Conversion Rate, Conversion Rights, Repurchase Event and Cash Election issued by United Industrial Corporation (the “Company”) on November 15, 2007 (the “Prior Notice”). This Notice supersedes, amends and restates in its entirety the Prior Notice.

Reference is hereby made to the Indenture, dated as of September 15, 2004 (as supplemented and amended, the “Indenture”), by and among United Industrial Corporation, a Delaware corporation (the “Company”), AAI Corporation, a Maryland corporation (“AAI”), and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States, as Trustee.

All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture. All Section references used herein refer to Sections of the Indenture.

Pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of October 7, 2007 (the “Merger Agreement”), by and among the Company, Textron Inc. (“Textron”) and Marco Acquisition Sub Inc., an indirect wholly owned subsidiary of Textron (“Purchaser”), on October 16, 2007, Purchaser commenced a cash tender offer to acquire all of the outstanding shares of Common Stock (the “Offer”). The Offer expired at 12:00 midnight, New York City time, on Tuesday, November 13, 2007. On Wednesday, November 14, 2007, Purchaser accepted for payment the shares of Common Stock validly tendered in the Offer (including shares of Common Stock delivered through notices of guaranteed delivery). We are advised that, as of November 20, 2007, Purchaser has purchased and paid for a total of 8,417,623 shares of Common Stock which were tendered in the Offer, representing approximately 85% of the outstanding Common Stock. We are also advised that the balance of the outstanding shares of Common Stock were tendered in the Offer through notices of guaranteed delivery, but such shares were not delivered as required on November 16, 2007 and, as a result, have not been purchased by Purchaser. We are also advised that Textron plans to effect the merger of Purchaser with and into the Company, with the Company surviving as an indirect wholly owned subsidiary of Textron (the “Merger”), as soon as practicable, and may, if necessary, request that the Company call a shareholder meeting so the Merger can be completed on a long form basis.

1.              Notice of Conversion Rate Adjustment

The Company hereby notifies you, in accordance with Section 4.6(a)(2), that, pursuant to Section 4.4(f), by virtue of Purchaser’s acceptance for payment of outstanding shares of Common Stock tendered in the Offer (the “Tender Offer Closing”), the Conversion Rate has been adjusted, such adjustment effective immediately prior to the opening of business on November 14, 2007, the Business Day following the expiration date of the Offer, from 25.4863 shares of Common Stock per $1,000 principal amount of Securities to 25.5336 shares of Common Stock per $1,000 principal amount of Securities.

2.              Notice of Execution of Supplemental Indenture

Pursuant to Section 4.7, a Supplemental Indenture, dated as of November 14, 2007 (the “Supplemental Indenture”), was entered into by and among the Company, AAI and the Trustee, providing that, from and after the date upon which the Merger is effective (the “Merger Effective Date”), each Holder’s right to convert a Security into Common Stock shall be changed to a right to convert the Security into an amount in cash equal to the amount such Holder would have been entitled to receive in respect of such Security upon the consummation of the Merger had such Security been converted into Common Stock immediately prior to the consummation of the Merger.

3.              Notice of Conversion Rights and Procedures to Exercise Conversion Rights

The Company hereby notifies you, in accordance with Section 4.1(b), that, pursuant to Section 4.1(a)(4), you may surrender your Securities for conversion from (i) October 23, 2007 (the date that was 15 Business Days before the date that the Company announced was the expected date of the Tender Offer Closing) until (ii)  December 11, 2007 (such period, the “Tender Offer Conversion Period”). Pursuant to Section 4.2, if you surrender your Securities for conversion during the Tender Offer Conversion Period, you will receive the Repurchase Event Make-Whole Premium provided for in Section 3.3(b) upon such conversion. The amount of such Repurchase Event Make-Whole Premium payable in respect of Securities converted on or before December 11, 2007 is equal to 2.852% of the principal amount of the Securities so converted.

The Company hereby notifies you, in accordance with Section 4.1(b), that, pursuant to Section 4.1(a)(4), you may surrender your Securities for conversion from (i) October 23, 2007 (the date that was 15 Business Days before the date that the Company announced was the expected effective date of the Merger) until (ii) the day that is 15 Business Days after the Merger Effective Date (such period, the “Merger Conversion Period”). Pursuant to Section 4.2, if you surrender your Securities for conversion during the Merger Conversion Period, you will receive the Repurchase Event Make-Whole Premium provided for in

Section 3.3(b) after the Merger has been consummated. The amount of such Repurchase Event Make-Whole Premium payable in respect of Securities converted after December 11, 2007 (the end of the Tender Offer Conversion Period) but during the Merger Conversion Period will be determined once the Merger Effective Date is determined, and such amount may be less than the Repurchase Event Make-Whole Premium payable for conversions effected prior to December 11, 2007 that is described in Item 4 of this Notice. After consummation of the Merger, the Company will notify Holders as to the date on which the Merger Conversion Period ends and the amount of the Repurchase Event Make-Whole Premium payable in respect of Securities converted after December 11, 2007 (the end of the Tender Offer Conversion Period) but during the Merger Conversion Period.

In addition, as reported in a press release issued by the Company on October 4, 2007, pursuant to Section 4.1(a)(1), the Securities are currently convertible through the calendar quarter ending December 31, 2007 due to the Sale Prices of the Common Stock within the last 30 days of the calendar quarter ended September 30, 2007.

If a Holder elects to convert Securities at any time after Merger Conversion Period has ended, such Holder will not be entitled to any Repurchase Event Make-Whole Premium in respect of the Securities so surrendered for conversion.

The Company has previously announced its election to pay any Repurchase Event Make-Whole Premium payable in connection with the Tender Offer Closing or the consummation of the Merger solely in cash. The Company hereby notifies you that, pursuant to Section 4.3(b), the Company elects to satisfy 100% of the Conversion Obligation in cash. Reference is made to the Indenture for the calculation of the amount of cash that Holders are entitled to receive upon conversion of their Securities.

A Security may be converted in part, but only if the principal amount of such part is an integral multiple of $1,000 and the principal amount of such Security to remain outstanding after such conversion is equal to $1,000 or any integral multiple of $1,000 in excess thereof.

Any Securities which are surrendered for purchase by the Company pursuant to Section 3.3(a) will become convertible only if such surrender for purchase has been validly withdrawn in accordance with Section 3.3(f).

In addition to complying with any other rules and procedures of the Depositary for converting a beneficial interest in a Security in global form, to surrender Securities for conversion, Holders must:

(1)       properly complete and deliver notice of conversion to the Trustee, as Conversion Agent, to the following address: U.S. Bank National Association, 60 Livingston Avenue, St. Paul Minnesota  55107-2292, Attention: Corporate Trust Services, Internal Mail EP-MN-WS3C, (United Industrial Corporation - 3.75% Convertible Senior Securities due 2024), in accordance with the rules and procedures of the Depositary;

(2)       cause to be delivered to the Trustee, as Conversion Agent, through the facilities of the Depositary, in accordance with the rules and procedures of the Depositary, an interest in the aggregate principal amount and corresponding principal amount represented thereby to be converted of such Security in global form;

(3)       pay all transfer or similar taxes that are due if the Holder requests that the cash payable upon such conversion be issued or paid to a person other than the Holder of the beneficial interest in the Security in global form being converted; and

(4)       provide executed Internal Revenue Service forms (or analogous state, local or non-U.S. forms) as reasonably requested by the Conversion Agent.

Any Holder may request, in accordance with the rules and procedures of the Depositary, that cash payments for converted Securities be credited to such account at the Depositary as such Holder may designate.

If payment of cash upon conversion of Securities is to be made to, or if Securities not converted are to be registered in the name of, any persons other than the Holder(s) effecting the conversion, or if converted Securities are registered in the name of any person other than the person(s) effecting the conversion, the amount of any transfer taxes (whether imposed on such Holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the cash payment unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

A Security shall be deemed converted as of the close of business on the date of the surrender of such Security for conversion. Upon conversion of a Security, all obligations under the Security so converted will be deemed satisfied, including with respect to any accrued and unpaid interest (including Contingent Interest, if any, and Special Interest, if any).

4.              Notice of Amount of the Repurchase Event Make-Whole Premium

Repurchase Event Make-Whole Premium Payable for Securities Converted During the Tender Offer Conversion Period

The Repurchase Event Make-Whole Premium payable in connection with the exercise of (i) conversion rights during the Tender Offer Conversion Period or (ii) repurchase rights in respect of the Tender Offer Closing, each as described herein, shall, in each case, equal to 2.852% of the principal amount of the Securities so converted or delivered for repurchase. This Repurchase Event Make-Whole Premium was calculated by multiplying each $1,000 principal amount of Securities by a specified percentage determined by reference to the Make-Whole Premium Table attached to the Indenture, and is based on (i) the date of the Tender Offer Closing and (ii) the Stock Price paid per share of Common Stock in the Tender Offer Closing, the transaction constituting the Repurchase Event. Pursuant to the Indenture, if a Holder of Common Stock receives only cash in the Repurchase Event, the Stock Price for the preceding calculation shall be the cash amount paid per share of Common Stock. By virtue of the Offer, each Holder of Common Stock will receive $81.00 per share of Common Stock, net to the seller in cash, without interest and subject to applicable withholding taxes; therefore, the Stock Price for the preceding calculation is $81.00.

The stock prices set forth in the first column of the Make-Whole Premium Table have been adjusted in accordance with Section 3.3(b)(2) as of November 14, 2007, the date on which the Conversion Rate was adjusted, and equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which was 25.4863, the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment, and the denominator of which was 25.5336, the Conversion Rate as so adjusted.

Because (i) the Stock Price, $81.00, is between two stock price amounts in the Make-Whole Premium Table, as such amounts have been adjusted as described above, and (ii) the effective date of the Tender Offer Closing is between two dates in the Make-Whole Premium Table, the Repurchase Event Make-Whole Premium was determined by straight-line interpolation between the make-whole premium amounts set forth for the lower ($79.85, which is the adjusted $80.00 stock price set forth in the Make-Whole Premium Table) and higher ($84.84, which is the adjusted $85.00 stock price set forth in the Make-Whole Premium Table) stock price amounts and the two dates closest to the effective date of the Tender Offer Closing (September 15, 2007 and September 15, 2008), based on a 365-day year.

Repurchase Event Make-Whole Premium Payable for Securities Converted After December 11, 2007 and Prior to the Expiration of the Merger Conversion Period

The amount of such Repurchase Event Make-Whole Premium payable in respect of Securities converted after December 11, 2007 but during the Merger Conversion Period will be determined once the Merger Effective Date is determined, and such amount may be less than the Repurchase Event Make-Whole Premium payable for conversions effected prior to December 11, 2007.

5.              Notice of Repurchase Event and Procedures to Exercise Repurchase Rights

In accordance with Section 3.3(c), this Notice constitutes a Repurchase Event Company Notice. Accordingly, as contemplated by Section 3.3(c), Holders are advised as follows:

(1)                      A Repurchase Event occurred under the Indenture on November 14, 2007, when the Tender Offer Closing occurred.

(2)                      December 28, 2007 is the Repurchase Date for the Repurchase Event described in clause (1) above.

(3)       Holders who elect to require the Company to repurchase Securities as a result of the Repurchase Event described in clause (1) above must deliver the Repurchase Event Repurchase Notice to the Trustee, as Paying Agent and Conversion Agent, by no later than 5:00 p.m., New York City time, on December 27, 2007, to the following address: U.S. Bank National Association, 60 Livingston Avenue, St. Paul Minnesota  55107-2292, Attention: Corporate Trust Services, Internal Mail EP-MN-WS3C, (United Industrial Corporation - 3.75% Convertible Senior Securities due 2024). Holders must also provide executed Internal Revenue Service forms (or analogous state, local or non-U.S. forms) as reasonably requested by the Paying Agent.

(4)                      The Repurchase Price in respect of the Repurchase Event described in clause (1) above for each $1,000 principal amount of Security is $1,010.63 (which includes $10.63 in accrued but unpaid interest (including Contingent Interest, if any and Special Interest, if any) through December 27, 2007, the date immediately preceding the Repurchase Date).

(5)                      Holders who elect to require the Company to repurchase Securities by no later than 5:00 p.m., New York City time, on December 27, 2007 are entitled to receive a Repurchase Event Make-Whole Premium equal to 2.852% of the principal amount of the Securities so delivered for repurchase.

(6)                      The Company has previously announced its election to pay any Repurchase Event Make-Whole Premium solely in cash. In addition, the Company elects to pay 100% of the Repurchase Price in cash.

(7)                      U.S. Bank National Association is the Paying Agent and the Conversion Agent and its address is 60 Livingston Avenue, St. Paul Minnesota  55107-2292, Attention: Corporate Trust Services, Internal Mail EP-MN-WS3C, (United Industrial Corporation - 3.75% Convertible Senior Securities due 2024). The telephone number of the Paying Agent and the Conversion Agent is (800) 934-6802 and its facsimile number is (651) 495-8158.

(8)                      A Repurchase Event Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Trustee, as Paying Agent, to the address indicated above at any time prior to 5:00 p.m., New York City time, on December 27, 2007, the Business Day immediately preceding the Repurchase Date, specifying: (i) the name of the Holder; (ii) a statement that the Holder is withdrawing its election to require the Company to repurchase its Securities; (iii) the certificate number(s), if any, of the Securities in respect of which such notice of withdrawal is being submitted; (iv) the principal amount of the Securities with respect to which such notice of withdrawal is being submitted; (v) the principal amount, if any, of such Securities which remain subject to the original Repurchase Event Repurchase Notice and which has been or will be delivered for repurchase by the Company; and (vi) if the Securities are not then issued in certificated form, the Repurchase Event Repurchase Notice must comply with the Applicable Procedures of the Depositary in effect at that time.

(9)                      As indicated above, by virtue of the Tender Offer Closing, the Conversion Rate has been adjusted, effective immediately prior to the opening of business on November 14, 2007, the Business Day following the expiration date of the Offer, from 25.4863 shares of Common Stock per $1,000 principal amount of Securities to 25.5336 shares of Common Stock per $1,000 principal amount of Securities.

Please note that the Repurchase Price is substantially less than the value which would be received upon conversion of such Securities. Each Holder should review this Notice carefully and consult with such Holder’s own financial and tax advisors in determining, and make such Holder’s own decision as to, whether or not to surrender Securities for purchase by the Company pursuant to Section 3.3(a) and, if so, the amount of Securities to surrender. None of the Company, its board of directors, officers or other representatives, nor the Paying Agent or Conversion Agent, are making any representation or recommendation to any Holder as to whether or not to surrender Securities for purchase by the Company at the Repurchase Price.

(10)     As described in this Notice, the Securities with respect to which a Holder may deliver a Repurchase Event Repurchase Notice may also be converted. If a Holder delivers a Repurchase Event Repurchase Notice to the Trustee, as Paying Agent, as described herein, such Holder may convert the Securities related to such Repurchase Event Repurchase Notice so delivered only if such Holder withdraws such Repurchase Event Repurchase Notice in accordance with Section 3.3(f).

(11)     The portion of the principal amount of the Securities that Holders may deliver to be repurchased must be $1,000 or an integral multiple of $1,000. Pursuant to Section 3.3(a), you have the right, at your option, to require the Company to repurchase all of your Securities not previously called for redemption, or any portion of such Securities.

(12)     The consummation of the Merger and the de-listing of the Common Stock from the NYSE, which had been expected to occur on or before November 19, 2007, have not yet occurred. The consummation of the Merger and the de-listing of the Common Stock from the NYSE, when they occur, will each constitute a separate Repurchase Event. The Company will notify Holders of the date(s) when the consummation of the Merger and de-listing occur, the Repurchase Date(s) in respect of these Repurchase Events and the Repurchase Price and the Repurchase Event Make-Whole Premium payable under the Indenture if Holders exercise their repurchase option in connection with the occurrence of these Repurchase Events. The Repurchase Price and Repurchase Event Make-Whole Premium payable in respect of the consummation of the Merger and de-listing of the Common Stock from the NYSE may be different than those payable as a result of the Tender Offer Closing constituting a Repurchase Event.

Enclosed herewith is the Repurchase Event Repurchase Notice, which Holders who desire the Company to repurchase any of their Securities must properly complete and duly execute in its entirety. The properly completed Repurchase Event Repurchase Notice must be delivered to the Trustee, as Paying Agent, in order for a Holder to exercise its Repurchase Event repurchase rights specified in Section 3.3, at any time from the opening of business on November 14, 2007 until no later than 5:00 p.m., New York City time, on December 27, 2007 (the Business Day immediately preceding the Repurchase Date).

The delivery of such Securities to the Trustee, as Paying Agent, with, or at any time after delivery of, the Repurchase Event Repurchase Notice (together with all necessary endorsements) at the offices of the Trustee, as Paying Agent, indicated above is a condition to the payment to the Holder of the Repurchase Price therefore. The Repurchase Price will be paid pursuant to Section 3.3 only if the Securities delivered to the Trustee, as Paying Agent, conform in all respects to the description thereof set forth in the related Repurchase Event Repurchase Notice. Any repurchase by the Company pursuant to Section 3.3 will be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Repurchase Date and the time of delivery of the Securities. Immediately after the Repurchase Date, the Securities held by any Holder who has submitted a properly completed Repurchase Event Repurchase Notice to the Trustee, as Paying Agent, with respect to such Securities, will cease to be outstanding and interest on such Securities will cease to accrue, whether or not such Securities are delivered to the Trustee, as Paying Agent, and the rights of the Holders in respect thereof will terminate (other than the right to receive the Repurchase Price and the Repurchase Event Make-Whole Premium, upon delivery of such Securities).

Very truly yours,

UNITED INDUSTRIAL CORPORATION

By:	/s/ James H. Perry

Title:	Vice President, CFO and Controller

UNITED INDUSTRIAL CORPORATION

3.75% CONVERTIBLE SENIOR NOTES DUE 2024

REPURCHASE EVENT REPURCHASE NOTICE

(1)           Certificate number of the Security the undersigned will deliver to be repurchased or the appropriate depositary procedures if Certificated Securities have not been issued:

(2)           Portion of the principal amount of the Security that the undersigned will deliver to be repurchased, which portion must be $1,000 or an integral multiple of $1,000:

(3)           To indicate that the Security referenced in (1) above in the principal amount stated in response to (2) above shall be repurchased on December 28, 2007, the Repurchase Event Repurchase Date, pursuant to the terms and conditions specified in the Securities and in the Indenture, check the box: ☐

This Repurchase Event Repurchase Notice, properly completed, must be delivered to the Trustee, as Paying Agent, in order for a Holder to exercise its Repurchase Event repurchase rights specified in Section 3.3 of the Indenture, at any time from the opening of business on November 14, 2007 until no later than 5:00 p.m., New York City time, on December 27, 2007. This Repurchase Event Repurchase Notice must be delivered to the Trustee, as Paying Agent, by no later than 5:00 p.m., New York City time, on December 27, 2007, to the following address: U.S. Bank National Association, 60 Livingston Avenue, St. Paul Minnesota  55107-2292, Attention: Corporate Trust Services, Internal Mail EP-MN-WS3C, (United Industrial Corporation - 3.75% Convertible Senior Notes due 2024). Holders must also provide executed Internal Revenue Service forms (or analogous state, local or non-U.S. forms) as reasonably requested by the Paying Agent.

The delivery of Securities to the Trustee, as Paying Agent, with, or at any time after delivery of, this Repurchase Event Repurchase Notice (together with all necessary endorsements) at the offices of the Trustee, as Paying Agent, indicated above is a condition to the payment to the Holder of the Repurchase Price therefore. The Repurchase Price will be paid pursuant to Section 3.3 of the Indenture only if the Securities delivered to the Trustee, as Paying Agent, conform in all respects to the description thereof set forth in this Repurchase Event Repurchase Notice.

Any repurchase by the Company pursuant to Section 3.3 of the Indenture will be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Repurchase Date and the time of delivery of the Securities to the Paying Agent by the Holder thereof. Immediately after the Repurchase Date, the Securities held by any Holder who has submitted this Repurchase Event Repurchase Notice, properly completed, to the Trustee, as Paying Agent, with respect to such Securities, will cease to be outstanding and interest on such Securities will cease to accrue, whether or not such Securities are delivered to the Trustee, as Paying Agent, and the rights of the Holders in respect thereof will terminate (other than the right to receive the Repurchase Price and the Repurchase Event Make-Whole Premium, upon delivery of such Notes).

This Repurchase Event Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Trustee, as Paying Agent, to the address indicated above at any time prior to 5:00 p.m., New York City time, on December 27, 2007, the Business Day immediately preceding the Repurchase Date, specifying: (i) the name of the Holder; (ii) a statement that the Holder is withdrawing its election to require the Company to repurchase its Securities; (iii) the certificate number(s), if any, of the Securities in respect of which such notice of withdrawal is being submitted; (iv) the principal amount of the Securities with respect to which such notice of withdrawal is being submitted; (v) the principal amount, if any, of such Securities which remain subject to the original Repurchase Event Repurchase Notice and which has been or will be delivered for repurchase by the Company; and (vi) the Repurchase Event Repurchase Notice must comply with the Applicable Procedures of the Depositary in effect at that time.

If you want the Repurchase Price and the Repurchase Event Make-Whole Premium paid to a person or sent to an address, other than the to the person or address listed in the Primary Registrar’s register of the Securities, complete the form below:

Print or type payee’s social security or taxpayer I.D. no.:

Print or type payee’s name, address and zip code:

Your Signature:

(Sign exactly as your name appears on the face of the Security)

Date:

*              Signature guaranteed by:

By:

*       The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs:  (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.